Supplement Dated October 2, 2006 to

Primary, U.S. Government, U.S. Treasury Funds,
Reserve Liquid Performance Money Market Fund and Reserve Primary II Fund

of The Reserve Fund

Prospectus dated September 28, 2006

The second sentence of the first paragraph in the section “How to Buy Shares – Calculation of Net Asset Value,” is amended by deleting the sentence and replacing it with the following:

“The cut-off times are 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 5:00 p.m. Eastern time for the Primary Fund, U.S. Government Fund, Reserve Liquid Performance Money Market Fund and Reserve Primary II Fund and 8:30 a.m., 9:00 a.m., thereafter hourly up to and including 2:00 p.m. for the U.S. Treasury Fund.”